                                                                   Exhibit 10.51

Investor: _____________________________________________


                         SECURITIES PURCHASE AGREEMENT


          SECURITIES PURCHASE AGREEMENT, dated as of December 21, 1994, by and among MEMRY CORPORATION, a corporation formed under the laws of the State of Delaware, with its principal office at 57 Commerce Drive, Brookfield, Connecticut 06804 (the "Company"), and the investor whose name is set forth at the top of this page ("Investor").

                                    RECITALS
                                    --------

          1. The Company desires to issue in an unregistered securities offering at least 100,000 and up to 200,000 shares of the Company's Common Stock, par value $.01 per share at a purchase price of $1.75 per share (the "Common Stock"), along with an equal number of warrants to purchase one additional share of Common Stock at an exercise price of $2.00 per share in the form annexed hereto ("Warrants"; the Common Stock and the Warrants collectively constituting the "Securities"), on the terms and conditions set forth in this Agreement.

          2. Investor desires to purchase the number of shares of the Common Stock set forth below, along with an equal numbers of Warrants, on the terms and conditions set forth in this Agreement.

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THE SECURITIES SOLD HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933 , AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON EXEMPTIONS THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE SECURITIES SOLD HEREBY MAY ONLY BE MADE PURSUANT TO A REGISTRATION UNDER THAT ACT AND THOSE LAWS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION. NO OFFER, SALE, OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OF AMERICA (INCLUDING ITS TERRITORIES OR POSSESSIONS) OR TO NATIONALS OR RESIDENTS THEREOF EXCEPT IN ACCORDANCE WITH THAT ACT, THOSE LAWS, THE RULES THEREUNDER, AND THIS AGREEMENT.

THE SECURITIES COVERED HEREBY ARE BEING OFFERED IN RELIANCE UPON REGULATION S UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED AND SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (1) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (2) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. TERMS USED IN THIS
PARAGRAPH HAVE THE MEANING GIVEN TO THEM BY REGULATION   S.

                                      (1)

                                   AGREEMENT


          In consideration of the foregoing, and of the mutual promises contained herein, the Company and Investor hereby agree as follows:

          1. Purchase and Delivery. Investor agrees to purchase 116,667 shares of the Common Stock for a purchase price of $1.50 per share along with an equal number of Warrants, (for a total purchase price of $175,000). The Company shall execute and deliver to Investor at Investor's address set forth on the signature page hereof a certificate representing the Common Stock purchased by Investor within 20 days of the date of the acceptance of this Agreement by the Company.

          2. Representations and Warranties of Investor. Investor hereby represents and warrants to the Company, and acknowledges and intends that the Company rely thereon, as follows:

          (a) Investor will not sell, assign, pledge, transfer, or otherwise dispose of, whether directly or indirectly, all or a portion of the Investor's Securities to any person or entity without complying with applicable securities laws and the transaction restrictions set forth in Section 4 hereof;

          (b) Investor is acquiring the Securities for Investor 's own account, for investment purposes only and not with a view to any distribution of such Securities and no other person has a direct or indirect beneficial interest in such Securities;

          (c) Investor acknowledges and agrees that the Company has informed Investor that the Securities are not registered under any securities laws, the Securities are subject to substantial restrictions on transfer, and the Securities may not be transferred for an indefinite period of time;

          (d) Investor has investigated the purchase of the Securities to the extent Investor deems necessary or desirable, and the Company has provided Investor with any assistance in connection therewith which Investor has requested. Investor or Investor's Purchaser Representative(s) has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the acquisitions of the Securities and of making an informed investment decision with respect thereto and Investor has the ability to bear the economic risk of an investment in the Company and to withstand a complete loss of it s investment. Investor is financially able to hold the Securities for an indefinite period of time;

          (e) Investor is not relying on the Company or any of its directors, officers, employees, or agents for guidance with respect

                                      (2)
to tax and other applicable laws of any jurisdiction, or other economic considerations, and Investor has been furnished by the Company with all information Investor has deemed necessary or appropriate in order to form an informed investment decision concerning the purchase of the Securities. Investor has been afforded an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of Investor's purchase of the Securities and has been afforded the opportunity to obtain any additional information (to the extent the Company had such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of information otherwise furnished by the Company;

          (f) Unless Investor completed and delivered a Purchaser Representative Questionnaire, Investor has not used a Purchaser Representative;

          (g) If Investor has delivered a Purchaser Representative Questionnaire, Investor represents that the Purchaser Representative about whom information has been furnished on such Questionnaire is the person who has advised Investor in connection with an evaluation of the merits and risks of Investor's investing in the Units and is Investor's Purchaser Representative;

          (h) Investor understands that no United States federal or state agency or any agency of any other government has passed upon or made any recommendation or endorsement of any investment in the Company;

          (i) Investor is not a United States Person (as defined in Section 4 hereof) and Investor's principal residence (if Investor is an individual) or Investor's principal office (if Investor is an organization) is presently at the address designated on the signature page hereof;

          (j) If Investor is an organization, Investor; (i) has not been organized for the purpose of purchasing the Securities, or (ii) has been organized for the purpose of purchasing the Securities and has made the representations and warranties contained in this Agreement with respect to and on behalf of all of the beneficial owners thereof;

          (k) If Investor is an organization, that (i) this Agreement and the transactions contemplated hereby have been duly authorized by all necessary directors, officers, trustees, partners, or other necessary persons of investor and will not violate any agreement to which Investor is a party; (ii) the undersigned natural person executing this Agreement on behalf of Investor has the requisite right, power, capacity, and authority under Investor's governing instruments, a copy of which shall be provided to the Company at its request, to enter into this Agreement; (iii) this Agreement will be binding on and enforceable

                                      (3)
against Investor in accordance with its terms; and (iv) the undersigned natural person, as well as Investor, will be fully subject to the provisions of Paragraph 3.

          (1) Investor is an "accredited investor" as such term is defined in Rule 501 adopted pursuant to the United States Securities Act of 1933, as amended (the "Securities Act").

          3.  Indemnification.  Investor hereby indemnifies, and agrees to hold
              ---------------
harmless, the Company, each corporation and entity affiliated with the Company, and the shareholders, partners, officers, directors, employees, professional advisors, and agents of each of the foregoing, from and against any and all loss, damage, liability or expense, including reasonable attorneys' fees and other legal expenses, which the indemnified party may incur by reason of or in connection with, any misrepresentation made by Investor, any breach of any of Investor's representations and warranties, or Investor's failure to fulfill any of its covenants or agreements under this Agreement.

          4.  Transaction Restrictions.  The Investor understands and
              ------------------------
acknowledges that the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Investor represents that, until 40 days after the later of the commencement of the offering and the Closing Date, it will offer or sell the Securities only in accordance with Rule 903 of Regulation S under the Securities Act. Accordingly, the Investor represents, warrants and covenants that it is not a U.S. person and neither it, its affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts in the United States with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph 4 have the meanings given to them by Regulation S.

          5.  Miscellaneous.
              -------------

          (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut, U.S.A., without regard to its conflicts of law rules or principles. The parties acknowledge, however, that they have executed and delivered this Agreement in ___________________ and that the sale of the Securities has occurred in ___________________.

          (b) This Agreement constitutes the entire agreement between the parties hereto with respect to Investor's purchase of the Securities, and no amendment, alteration,

                                      (4)
or modification of this Agreement shall be valid, unless such amendment, alteration, or modification is expressed in a written instrument duly executed by Investor and the Company.

          (c) This Agreement shall insure to the benefit of and be binding upon the successors, assigns, legal representatives, executors, and/or administrator of Investor and the Company, but shall not be assignable by Investor.

          (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (e) If any of the provisions contained herein shall be deemed to be unenforceable for any reason, the parties hereto agree this Agreement shall be interpreted so as to be enforceable to the greatest extent possible.

          (f) Investor's representations, warranties, and indemnification obligations contained herein shall survive the acceptance hereof.


                                      (5)

                       SIGNATURE  PAGE - INDIVIDUALS ONLY
                       (ORGANIZATIONS ON FOLLOWING PAGE)


                                 _____________________________
                                 Name(s) of Investor (s)
                                 (Please print)



                                 _____________________________
                                 Signature of Investor (s)



                                 _____________________________
                                 Signature of Joint Investor
                                 (if any)



Home Address:__________________________________________________

_________________________________________________________________

Home telephone Number:___________________________________________

Occupation:______________________________________________________


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ACCEPTED:
MEMRY CORPORATION



By:_________________________________________

Title:______________________________________

Date:_______________________________________

At:_________________________________________




                                      (6)

                      SIGNATURE PAGE - ORGANIZATIONS ONLY
                        (INDIVIDUALS ON PREVIOUS PAGE)

                                                     BANQUE POUR L'INDUSTRIE
                                                     -------------------------
                                                     FRANCAISE REF GAN.
                                                     -------------------

                                                     -------------------------
                                                     Names(s) of Investor
                                                     (Please Print)

                                                     /s/ S. DRINGENBERG
                                                     -------------------------
                                                     /s/ E. SOBCZAK
                                                     -------------------------
                                                     Signature of Authorized
                                                     Representative of Investor

Type of Organization (e.g., Corporation, Trust, Limited Partnership, General Partnership):

____________________________________________________________________

Date of Formation or Incorporation:_________________________________

Jurisdiction of Formation or Incorporation:_________________________

Type of Business:___________________________________________________

Address of Principle Office:________________________________________

--------------------------------------------------------------------------------

Business Telephone Number: _________________________________________

List any other person(s) who should receive copies of correspondence sent to the organization, if any:

Name:_______________________________________________________________

Address:____________________________________________________________

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ACCEPTED:
MEMRY CORPORATION

By:/s/ James G. Binch
   ----------------------
Title: President & CEO
      -------------------
Date:     12/16/94
     --------------------
At: Brookfield, Ct. 06804
    ---------------------
4776b
                                      (7)